Supplement dated June 15, 2018
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Value Fund	5/1/2018
On April 30, 2018, Segall Bryant & Hamill, LLC (SBH), a subadviser to the Fund, acquired Denver Investment Advisors LLC (Denver Investments), another subadviser to the Fund. Accordingly, effective immediately, the changes described in this Supplement are hereby made to the Fund’s prospectus.
Effective immediately, the information under the heading “Fund Management” in the “Summary of VP - Partners Small Cap Value Fund” section is hereby superseded and replaced with the following information:
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Jacobs Levy Equity Management, Inc. (Jacobs Levy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Bruce I. Jacobs, Ph.D.	Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research of Jacobs Levy	Co-Portfolio Manager	2017
Kenneth N. Levy, CFA	Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research of Jacobs Levy	Co-Portfolio Manager	2017
Subadviser: Nuveen Asset Management, LLC (Nuveen Asset Management)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Karen L. Bowie, CFA	Senior Vice President and Portfolio Manager of Nuveen Asset Management	Co-Portfolio Manager	2017
Subadviser: Segall Bryant & Hamill, LLC (SBH – Small Cap Value Dividend Strategy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Derek Anguilm, CFA	Principal, Director of Dividend Value Strategies of SBH	Co-Portfolio Manager	2007
Mark Adelmann, CFA, CPA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2007
Lisa Ramirez, CFA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2007
Alex Ruehle, CFA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2015
Subadviser: Segall Bryant & Hamill, LLC (SBH – Small Cap Value Strategy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Dickherber, CFA, CPA	Principal, Director of Small Cap Strategies of SBH	Co-Portfolio Manager	2014
Shaun Nicholson	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2014
Effective immediately, the information under the heading “Principal Investment Strategies” in the “More Information About VP - Partners Small Cap Value Fund” section is hereby superseded and replaced with the following information:
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, that falls within the range of the Russell 2000® Value Index (the Index) or up to $2.5 billion, whichever is greater. The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $4.5 million to $8.0 billion as of March 31, 2018. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may invest in any type of security, including common stocks and depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
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The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector and the industrials sector.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: Jacobs Levy Equity Management, Inc. (Jacobs Levy), Nuveen Asset Management, LLC (Nuveen Asset Management) and Segall Bryant & Hamill, LLC (SBH) (Jacobs Levy, Nuveen Asset Management and SBH each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities. One or more of the Fund’s subadvisers uses quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
Jacobs Levy
Jacobs Levy invests in small cap value stocks for the Fund using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. Jacobs Levy’s security evaluation process focuses on the modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to promote diversification across securities, industries, and sectors, while managing for known risk exposures relative to the underlying benchmark. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Jacobs Levy generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when Jacobs Levy’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold.
Nuveen Asset Management
In selecting stocks, Nuveen Asset Management invests in companies that it believes meet at least two of the following criteria:
■	Undervalued relative to other companies in the same industry or market;
■	Good or improving fundamentals; and
■	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.
Nuveen Asset Management will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.
SBH – Small Cap Value Dividend Strategy
SBH’s small cap value dividend investment strategy is based on three factors: 1) positive free cash flow and an attractive valuation relative to free cash flow; 2) effective use by management of free cash flow; and 3) a dividend-paying emphasis. Free cash flow is the cash available for the company to create value for shareholders after payment of all cash expenses, taxes and maintenance capital investments. The style employs a quantitative screen to identify opportunities in the investment universe; however, the process emphasizes independent fundamental research and modeling to analyze securities.
The initial universe consists of dividend-paying public companies within the market capitalization range of the Index. SBH screens this universe with a proprietary, sector-based multi-factor screen. The screen aims to identify stocks that are not only inexpensive, but also have fundamentals (revenues, margins, and asset turnover) that are showing early signs of improvement. The most attractively ranked stocks are candidates for fundamental analysis. SBH uses independent fundamental research to identify companies where it believes the early fundamental improvement in free cash flow is sustainable and not yet recognized by the market. In general, stocks with more potential upside based on the estimated intrinsic value are given higher weight.
There are four reasons SBH will sell a stock:
■	Estimate of intrinsic value is reached;
■	Changes in fundamentals violate original investment thesis;
■	More attractive investment ideas are developed; and/or
■	Stock appreciates out of our market-cap parameters.
SBH – Small Cap Value Strategy
SBH’s investment process is driven by a combination of quantitative analysis, fundamental analysis and experienced judgment. SBH seeks to exploit the relatively inefficient small cap market by investing in companies the stocks of which SBH believes are trading below SBH’s estimate of their intrinsic values. SBH utilizes several databases to

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screen approximately 4,000 potential value-oriented investments based on predetermined guidelines such as market capitalization and attractive relative valuation. In evaluating potential investments, SBH concentrates primarily on the companies’ cash flow capability over time. SBH uses a database model to evaluate market expectations of returns and cash flows, and seeks to identify stocks the prices of which SBH believes reflect low expectations by the market for the next two to five years. SBH then evaluates the validity of the market’s perceived expectations, ultimately trying to identify companies that will exceed these expectations, through analysis which includes speaking and/or meeting with a company’s management team.
SBH generally will sell a security when one or more of the following occurs: (1) SBH’s estimate of full valuation is realized; (2) a position in a company within SBH’s allocated portion becomes over-weighted due to appreciation; (3) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); (4) there is change in a company’s underlying fundamentals; or (5) the Fund requires cash to meet redemption requests.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
Effective immediately, the information under the heading “Portfolio Management” in the “More Information About VP - Partners Small Cap Value Fund” section is hereby superseded and replaced with the following information:
Portfolio Management
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with SBH is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2017. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreements with Jacobs Levy and Nuveen Asset Management is available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2017.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadvisers
Jacobs Levy, which has served as Subadviser to the Fund since May 2017, is located at 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey 07932. Jacobs Levy, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio under a subadvisory agreement with Columbia Management.
Nuveen Asset Management, which has served as Subadviser to the Fund since May 2017, is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management.
SBH, which has served as Subadviser to the Fund since August 2014, is located at 540 West Madison Street, Suite 1900, Chicago, IL 60661-2551. SBH, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Effective April 30, 2018, SBH acquired all of the assets of Denver Investment Advisors LLC (Denver Investments), which had served as a subadviser to the Fund from July 2007 until April 30, 2018.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

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Subadviser: Jacobs Levy Equity Management, Inc. (Jacobs Levy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Bruce I. Jacobs, Ph.D.	Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research of Jacobs Levy	Co-Portfolio Manager	2017
Kenneth N. Levy, CFA	Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research of Jacobs Levy	Co-Portfolio Manager	2017
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy, which was established in 1986. Dr. Jacobs began his investment career in 1982 and earned a B.A. from Columbia College, an M.S. from Columbia University, an M.S.I.A. from Carnegie Mellon University, and an M.A. and a Ph.D. from the University of Pennsylvania’s Wharton School.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy, which was established in 1986. Mr. Levy began his investment career in 1982 and earned a B.A. from Cornell University and an M.B.A. and an M.A. from the University of Pennsylvania’s Wharton School.
Subadviser: Nuveen Asset Management, LLC (Nuveen Asset Management)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Karen L. Bowie, CFA	Senior Vice President and Portfolio Manager of Nuveen Asset Management	Co-Portfolio Manager	2017
Ms. Bowie joined Nuveen Asset Management in 2011 in connection with Nuveen Asset Management’s acquisition of a portion of the asset management business of FAF Advisors, Inc. Prior to joining Nuveen Asset Management, Ms. Bowie served as an equity portfolio manager at FAF Advisors, Inc. since 1999. Ms. Bowie began her investment career in 1984 and earned a B.S.B.A. and an M.B.A. from Xavier University and a J.D. from the Salmon P. Chase College of Law.
Subadviser: Segall Bryant & Hamill, LLC (SBH – Small Cap Value Dividend Strategy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Derek Anguilm, CFA	Principal, Director of Dividend Value Strategies of SBH	Co-Portfolio Manager	2007
Mark Adelmann, CFA, CPA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2007
Lisa Ramirez, CFA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2007
Alex Ruehle, CFA	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2015
Mr. Anguilm joined SBH in May 2018 as part of SBH’s acquisition of Denver Investments. Mr. Anguilm had been with Denver Investments since 2000. He began his investment career in 1999 and earned a B.S. in Finance from Metropolitan State College of Denver.
Mr. Adelmann joined SBH in May 2018 as part of SBH’s acquisition of Denver Investments. Mr. Adelmann had been with Denver Investments since 1995. He began his investment career in 1979 and earned a B.S. from Oral Roberts University.
Ms. Ramirez joined SBH in May 2018 as part of SBH's acquisition of Denver Investments. Ms. Ramirez had been with Denver Investments since 1993. She began her investment career in 1997 and earned a B.S. from the University of Colorado and an MBA from Regis University.
Mr. Ruehle joined the firm in May 2018 as part of SBH’s acquisition of Denver Investments. Mr. Ruehle had been with Denver Investments since 2008. He began his investment career in 2008 and earned a B.S. and MBA from the University of Denver.
Subadviser: Segall Bryant & Hamill, LLC (SBH – Small Cap Value Strategy)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Dickherber, CFA, CPA	Principal, Director of Small Cap Strategies of SBH	Co-Portfolio Manager	2014
Shaun Nicholson	Principal, Senior Portfolio Manager of SBH	Co-Portfolio Manager	2014
Mr. Dickherber joined SBH in 2007. Mr. Dickherber began his investment career in 1996 and earned a B.S. from the University of Missouri – St. Louis.
Mr. Nicholson joined SBH in 2011. Prior to 2011, Mr. Nicholson was associated with Kennedy Capital Management for over six years. Mr. Nicholson began his investment career in 2002 and earned a B.S. from Seton Hall University and an M.B.A. from the University of Missouri – St. Louis.
Shareholders should retain this Supplement for future reference.
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